UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 10, 2021

WSFS FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35638	22-2866913
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Delaware Avenue, Wilmington, Delaware 19801

(Address of Principal Executive Offices, and Zip Code)

(302) 792-6000

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	WSFS	Nasdaq “Global Select Market”

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On March 10, 2021, WSFS Financial Corporation (“WSFS”) released a presentation to investors about the Transaction (as defined below). The presentation is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

This information (including Exhibit 99.1) is being furnished under Item 7.01 hereof and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

On March 10, 2021, WSFS and Bryn Mawr Bank Corporation (“Bryn Mawr”) issued a joint press release announcing that WSFS and Bryn Mawr have entered into an Agreement and Plan of Merger pursuant to which Bryn Mawr will merge with and into WSFS (the “Transaction”). The joint press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Important Additional Information will be Filed with the SEC

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval with respect to the proposed acquisition by WSFS of Bryn Mawr. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act and no offer to sell or solicitation of an offer to buy shall be made in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

In connection with the proposed transaction, WSFS will file with the U.S. Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 that will include a joint proxy statement of WSFS and Bryn Mawr and a prospectus of WSFS (the “Joint Proxy/Prospectus”), and each of WSFS and Bryn Mawr may file with the SEC other relevant documents concerning the proposed transaction. The definitive Joint Proxy/Prospectus will be mailed to stockholders of WSFS and Bryn Mawr. STOCKHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY/PROSPECTUS REGARDING THE PROPOSED TRANSACTION CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BY WSFS AND BRYN MAWR, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT WSFS, BRYN MAWR AND THE PROPOSED TRANSACTION.

Free copies of the Registration Statement and the Joint Proxy/Prospectus, as well as other filings containing information about WSFS and Bryn Mawr, may be obtained at the SEC’s website (http://www.sec.gov) when they are filed. You will also be able to obtain these documents, when they are filed, free of charge, by directing a request to WSFS Financial Corporation, WSFS Bank Center, 500 Delaware Avenue, Wilmington, Delaware 19801 or by directing a request to Bryn Mawr Bank Corporation, 801 Lancaster Avenue, Bryn Mawr, Pennsylvania 19010.

Participants in the Solicitation

WSFS, Bryn Mawr and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of WSFS or Bryn Mawr in respect of the proposed transaction. Information about WSFS’s directors and executive officers is available in its proxy statement for its 2020 annual meeting of stockholders, which was filed with the SEC on March 23, 2020, and other documents filed by WSFS with the SEC. Information regarding Bryn Mawr’s directors and executive officers is available in its proxy statement for its 2020 annual meeting of stockholders, which was filed with the SEC on March 6, 2020, and other documents filed by Bryn Mawr with the SEC. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Joint Proxy/Prospectus and other relevant materials to be filed with the SEC when they become available. Free copies of this document may be obtained as described in the preceding paragraph.

Forward-Looking Statements

This Current Report on Form 8-K contains estimates, predictions, opinions, projections and other “forward-looking statements” as that phrase is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, statements relating to the impact WSFS and Bryn Mawr expect their proposed merger to have on the combined entity’s operations, financial condition, and financial results, and WSFS’s and Bryn Mawr’s expectations about their ability to successfully integrate their respective businesses and the amount of cost savings and overall operational efficiencies WSFS and Bryn Mawr expect to realize as a result of the proposed acquisition. The forward-looking statements also include predications or expectations of future business or financial performance as well as goals and objectives for future operations, financial and business trends, business prospects, and management's outlook or expectations for earnings, revenues, expenses, capital levels, liquidity levels, asset quality or other future financial or business performance, strategies or expectations. The words “believe,” “intend,” “expect,” “anticipate,” “strategy,” “plan,” “estimate,” “approximately,” “target,” “project,” “propose,” “possible,” “potential,” “should” and similar expressions, among others, generally identify forward-looking statements. Such forward-looking statements are based on various assumptions (many of which are beyond the control of WSFS and Bryn Mawr) and are subject to risks and uncertainties (which change over time) and other factors which could cause actual results to differ materially from those currently anticipated. Such risks and uncertainties include, but are not limited to, the possibility that the proposed acquisition does not close when expected or at all because required regulatory, stockholder or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all; the delay in or failure to close for any other reason; changes in WSFS’s share price before closing; the outcome of any legal proceedings that may be instituted against WSFS or Bryn Mawr; the occurrence of any event, change or other circumstance that could give rise to the right of one or both parties to terminate the merger agreement providing for the merger; the risk that the businesses of WSFS and Bryn Mawr will not be integrated successfully; the possibility that the cost savings and any synergies or other anticipated benefits from the proposed acquisition may not be fully realized or may take longer to realize than expected; disruption from the proposed acquisition making it more difficult to maintain relationships with employees, customers or other parties with whom WSFS or Bryn Mawr have business relationships; diversion of management time on merger-related issues; risks relating to the potential dilutive effect of the shares of WSFS common stock to be issued in the proposed transaction; the reaction to the proposed transaction of the companies’ customers, employees and counterparties; uncertainty as to the extent of the duration, scope, and impacts of the COVID-19 pandemic on WSFS, Bryn Mawr and the proposed transaction; and other factors, many of which are beyond the control of WSFS and Bryn Mawr. We refer you to the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of WSFS’s Annual Report on Form 10-K for the year ended December 31, 2020, Bryn Mawr’s Annual Report on Form 10-K for the year ended December 31, 2020 and any updates to those risk factors set forth in WSFS’s and Bryn Mawr’s Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings, which have been filed by WSFS and Bryn Mawr with the SEC and are available on the SEC’s website at www.sec.gov. All forward-looking statements, expressed or implied, included herein are expressly qualified in their entirety by the cautionary statements contained or referred to herein. The actual results or developments anticipated may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on WSFS, Bryn Mawr or their respective businesses or operations. We caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date on which they are made. Neither WSFS nor Bryn Mawr undertakes any obligation, and specifically declines any obligation, to revise or update any forward-looking statements, whether as a result of new information, future developments or otherwise, except as specifically required by law.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Number	Description

99.1	Investor Presentation, dated March 10, 2021
99.2	Joint Press Release, dated March 10, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WSFS Financial Corporation

By:	/s/ Dominic C. Canuso
Dominic C. Canuso
Executive Vice President and Chief Financial Officer

Date: March 10, 2021